Exhibit 99.1
SANTA MONICA MEDIA CORPORATION
(a corporation in the development stage)
FINANCIAL STATEMENTS
April 2, 2007

SANTA MONICA MEDIA CORPORATION
(a corporation in the development stage)
INDEX TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors
Santa Monica Media Corporation
     We have audited the accompanying balance sheet of Santa Monica Media Corporation (a corporation in the development stage) as of April 2, 2007 and the related statements of operations, stockholders’ equity and cash flows for the period from June 24, 2005 (inception) through April 2, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Santa Monica Media Corporation as of April 2, 2007 and the results of its operations and its cash flows for the period from June 24, 2005 (inception) through April 2, 2007, in conformity with United States generally accepted accounting principles.
GUMBINER SAVETT INC.
Santa Monica, California
April 10, 2007

SANTA MONICA MEDIA CORPORATION
(a corporation in the development stage)
BALANCE SHEET
As of April 2, 2007

CURRENT ASSETS
Cash and cash equivalents	$394,661
Cash held in trust	98,605,000
Other current assets	29,409

TOTAL CURRENT ASSETS	99,029,070

TOTAL ASSETS	$99,029,070

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$669,993
Deferred underwriting fees	4,000,000

Total current liabilities	4,669,993

Common stock subject to conversion, 2,499,999 shares at conversion value	19,720,992

STOCKHOLDERS’ DEFICIT
Preferred Stock, $.001 par value, 25,000,000 shares authorized; none issued or outstanding	—
Common stock, $.001 par value, 200,000,000 shares authorized; 16,038,125 issued and outstanding (including 2,499,999 shares subject to conversion)	16,038
Additional paid-in capital	74,744,765
Deficit accumulated during the development stage	(122,718)

Total stockholders’ deficit	74,638,085

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$99,029,070

See Notes to Financial Statements

SANTA MONICA MEDIA CORPORATION
(a corporation in the development stage)
STATEMENT OF OPERATIONS
For the Period from June 24, 2005 (inception) through April 2, 2007

Operating expenses
Professional fees	$15,730
Rent and facilities	45,000
Formation and operating costs	37,276

98,026

Other expense
Interest expense	22,292

22,292

Net loss before provision for income taxes	(120,318)
Provision for state income taxes	2,400

Net loss	$(122,718)

Weighted average shares outstanding	4,225,175

Net loss per share — basic and diluted	$(0.03)

See Notes to Financial Statements

SANTA MONICA MEDIA CORPORATION
(a corporation in the development stage)
STATEMENT OF STOCKHOLDERS’ EQUITY
For the period from June 24, 2005 (inception) April 2, 2007

				Deficit Accumulated
			Additional	During the
	Common Stock		Paid in	Development
	Shares	Amount	Capital	Stage	Total
Initial capital from founding shareholders for cash, at $.0128 per share	4,687,500	$4,688	$55,312	$—	$60,000

Shares reacquired	(1,562,500)	(1,563)	1,563	—	—
Sale of units in private placement, including conversion of note payable	413,125	413	3,304,587	—	3,305,000
Sale of units, net of underwriters’ discount and offering costs	12,500,000	12,500	91,082,303	—	91,094,803
Forgiveness of interest by a related party	—	—	21,992	—	21,992
Proceeds subject to possible conversion of 2,499,999 shares	—	—	(19,720,992)	—	(19,720,992)
Net loss	—	—	—	(122,718)	(122,718)

Balance at April 2, 2007	16,038,125	$16,038	$74,744,765	$(122,718)	$74,638,085

See Notes to Financial Statements

SANTA MONICA MEDIA CORPORATION
(a corporation in the development stage)
STATEMENT OF CASH FLOWS
For the period from June 24, 2005 (inception) April 2, 2007

Cash flows from operating activities:
Net loss	$(122,718)
Change in other current assets	(29,409)
Change in accounts payable and accrued expenses	67,792

Net cash used in operating activities	(84,335)

Cash flows from investing activities:
Payment to trust account	(98,605,000)

Cash flows from financing activities:
Proceeds from notes payable — related party	305,000
Proceeds from sale of units, net of offering costs	95,718,996
Proceeds from private placement	3,000,000
Proceeds from sale of shares of common stock to initial shareholders	60,000

Net cash provided by financing activities	99,377,125

Net change in cash and cash equivalents	$394,661
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$394,661

Supplemental disclosure of non-cash financing activity:

Accrued deferred underwriting fees	$4,000,000
In connection with the public offering, $305,000 of related party debt was converted to units and interest in the amount of $21,992 was forgiven.
Shares subject to conversion in the amount of $19,720,992 were recorded as a liability and reduced the additional paid in capital associated with the public offering.
Deferred offering costs in the amount of $1,405,197 were charged against additional paid in capital at the time of the offering. As of April 2, 2007, $624,193 of these costs was accrued and unpaid.
See Notes to Financial Statements

SANTA MONICA MEDIA CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
April 2, 2007

1.	Organization, Business Operations and Significant Accounting Policies
Organization and Business Operations
     Santa Monica Media Corporation (the “Company”) was incorporated in Delaware on June 24, 2005. The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an unidentified operating business. The Company’s efforts in identifying a prospective target business will be in the communications, media, gaming and/or entertainment industry.
     As of April 2, 2007, the Company had not commenced any operations. All activity through April 2, 2007 relates to the Company’s formation and a public offering (“Public Offering”) described below and in Note 2. The Company has selected December 31 as its fiscal year-end. The Company is considered in the development stage and is subject to the risks associated with development stage companies. As such, the Company’s results consist primarily of capital raising activities related to the Public Offering.
     The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating a business combination with an operating business (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.
     On April 2, 2007, the Company completed: (i) a private placement of 413,125 units at $8.00 per unit (the “Private Placement”) for $3,000,000 cash and cancellation of the $305,000 loan made to the Company by Santa Monica Capital Partners, LLC, and (ii) the Public Offering of 12,500,000 units for net proceeds of $95,718,996 pursuant to a registration statement declared effective by the Securities and Exchange Commission on March 27, 2007. The proceeds of the Private Placement and a portion of the proceeds of the Public Offering together totaling $98,605,000 were placed in a trust account (the “Trust Account”). The amount in the Trust Account includes $4,000,000 of contingent underwriting compensation which will be paid to the underwriter if a Business Combination is consummated. The Underwriting Agreement calls for the proceeds to be held in the Trust Account until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. The remaining net proceeds (not held in the Trust Account) of $100,000 and up to $1,600,000 of interest earned on the Trust Account (net of taxes payable) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Public Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. The Company had one stockholder as of July 31, 2005, Santa Monica Capital Partners LLC (“Initial Stockholder”). During August 2005 and April 2006, Santa Monica Capital Partners, LLC transferred an aggregate of 458,232 units to various parties including the outside directors and advisory board members (“Transferee Stockholders”). The Initial Stockholder and the Transferee Stockholders have agreed to vote all shares of common stock held by them in accordance with the vote cast by the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting provisions will no longer be applicable.

     In evaluating a prospective target business, the Company will consider, among other factors, the financial condition and results of operations; growth potential; experience and skill of management and availability of additional personnel; capital requirements; competitive position; barriers to entry into other industries; stage of development of the products, processes or services; degree of current or potential market acceptance of the products, processes or services; proprietary features and degree of intellectual property or other protection of the products, processes or services; regulatory environment of the industry; and costs associated with effecting the business combination. These criteria are not intended to be exhaustive. Any evaluation relating to the merits of a particular business combination will be based, to the extent relevant, on the above factors, as well as other considerations deemed relevant by the Company in effecting a business combination consistent with its business objective.
     With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Account, net of taxes payable, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Public Offering. Accordingly, Public Stockholders holding up to 2,499,999 shares may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their pro rata interest in the Trust Account computed without regard to the shares held by the Initial Stockholder and Transferee Stockholders immediately prior to the consummation of the Public Offering.
     The Company’s Certificate of Incorporation, as amended, provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Public Offering, or 24 months from the consummation of the Public Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Public Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Public Offering discussed in Note 2).
Cash Equivalents and Concentrations
     The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. Such cash and cash equivalents, at times, may exceed federally insured limits. The Company maintains its accounts with financial institutions with high credit ratings.
Income Taxes
     Deferred income taxes are provided for the differences between the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized. The Company recorded a deferred income tax asset for the tax effect of net operating loss carryforwards and temporary differences, aggregating approximately $49,000 at April 2, 2007. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be realized, the Company has recorded a full valuation allowance at April 2, 2007. The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.
Loss per Share
     Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. Basic and dilutive loss per share are the same because all warrants outstanding are antidilutive. At April 2, 2007, 12,913,125 warrants were outstanding.
     In September 2006, all outstanding units, each consisting of one share of common stock and one warrant to purchase a share of common stock, were exchanged for shares of common stock only. As a result, there are no outstanding warrants relating to the originally issued shares in the amount of 3,125,000. See Note 7.

Use of Estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.
Recent Accounting Pronouncements
     Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.
2. Public Offering
     In the Public Offering, the Company issued and sold 12,500,000 units (“Units”) at $8.00 per Unit. The public offering price was $8.00 per Unit. The underwriters were paid fees equal to 3.5% of the gross proceeds of the Public Offering, or $3,500,000, at the closing of the Public Offering and have agreed to defer an additional $4,000,000 of their underwriting fees until the consummation of a Business Combination. Upon the consummation of a Business Combination, the Company will pay such fees out of the proceeds of the Public Offering held in the Trust Account.
     Each Unit consists of one share of the Company’s common stock, and one Redeemable Common Stock Purchase Warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing the later of the completion of a business combination with a target business or one year from the effective date of the Public Offering and expiring four years from the effective date of the Public Offering. The Warrants will be redeemable at a price of $.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share (subject to proportionate adjustment of the warrant price pursuant to the warrant agreement) for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given.
     In addition, the Company has granted the underwriters an option to purchase up to an additional 1,875,000 Units at the public offering price less the underwriters’ discount and commission, within 30 days of the date of this prospectus, to cover any over-allotments for public sale. The underwriters have not exercised any portion of this option as of April 10, 2007.
3. Note Payable — Related Party
     The Company issued an amended and restated $305,000 unsecured promissory note to its Initial Stockholder on February 1, 2007. This note was cancelled and converted into units on April 2, 2007 in connection with the Public Offering. The note was originally issued on June 24, 2005 in the amount of $240,000, and in December 2006, the Company received an additional $65,000. The note (as amended) bore interest at 5%. Interest expense accrued on this obligation as of April 2, 2007 was zero. In connection with the private placement, interest in the amount of $21,992 was forgiven and shown as an increase to additional paid-in capital.
4. Commitments
     The Company utilizes certain administrative, technology and secretarial services, as well as certain limited office space provided by an affiliate of the Initial Stockholder. Such affiliate has agreed that it will make such services available to the Company, as may be required by the Company from time to time. The Company agreed to pay such affiliate $7,500 per month for such services commencing as of July 1, 2005 through January 5, 2006. Under the agreement as amended, the Company will not pay nor accrue additional fees until six months after consummation of the Public Offering of the Company’s securities. During each month following the six-month anniversary of the completion of the Public Offering, the Company will again begin to pay $7,500 per month, until the Company has paid aggregate fees of $180,000 to Santa Monica Capital Corp. or, if earlier, upon the completion of a Business Combination. As of April 2, 2007, the Company had accrued $45,000 for such services, which are included in accrued liabilities.
5. Preferred Stock
     The Company is authorized to issue 25,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.
6. Common Stock and Warrants
     In July, 2005, the Company issued 4,687,500 Units to Santa Monica Capital Partners, LLC for $60,000 in cash, at a purchase price of approximately $0.01 per unit. Mr. Marshall, the Company’s Chairman of the Board and Chief Executive Officer, Mr. Brendlinger, the Company’s Chief Financial Officer and Director, Mr. Pulier, the Company’s Secretary and Director, and Mr. Baraduran, the Company’s Director, are the beneficial owners of Santa Monica Capital Partners, LLC. Each unit consists of one share of the Company’s common stock and one warrant to purchase one share of the Company’s common stock at an exercise price of $6.00 per share exercisable on the later of the consummation of a Business Combination and one year from the date of the Public Offering and expiring four years from the consummation of the Public Offering.
     During August 2005 and April 2006, Santa Monica Capital Partners, LLC transferred an aggregate of 458,232 units to the Transferee Stockholders. Santa Monica Capital Partners, LLC transferred an aggregate of 217,848 units to persons who are not directors or members of the Company’s advisory board for an aggregate price of $6,625, or $0.03 per unit. An aggregate of 240,384 units were transferred at an aggregate price of $4,500, or $0.02 per unit, to members of the Company’s board of directors and advisory board.
     The units were transferred to the following people:
Board and Advisory Board Members

			Relationship to
			Santa Monica Media
	Date	Number	Corporation
Dallas Clement	August 2005	37,560	Director
Robert Schultz	August 2005	37,560	Director
Scott Sassa	August 2005	37,560	Director
Sharyar Baradaran	April 2006	37,560	Director
Stanley Golden	August 2005	30,048	Advisory Board
Cary Granat	August 2005	30,048	Advisory Board
James Miller	August 2005	30,048	Advisory Board
Non-Board or Advisory Board Members

David Ficksman	August 2005	30,048	Company Counsel
Carl Bressler	August 2005	15,024	None
Dene Kendros	August 2005	30,048	None
Aaron Fleck	August 2005	30,048	None
Kacy Rozelle	August 2005	15,024	None
Russell Fine	August 2005	45,072	None
Larry Bond	August 2005	22,536	None
Debra Fine	August 2005	30,048	None

     These units were not transferred to settle any obligations of the Company or in exchange for services for the Company. Future services provided by any of the transferees will be compensated pursuant to separate agreements.
     All units transferred by Santa Monica Capital Partners, LLC were paid for pursuant to the delivery of one-year promissory notes issued to Santa Monica Capital Partners, LLC with interest of 8% per annum payable upon maturity thereof.
     In September 2006, in conjunction with the Company’s public offering, the Company’s Board of Directors authorized the Company to enter into an agreement with its shareholders, other than Santa Monica Capital Partners, LLC, to exchange their units for an equal number of shares of the Company’s common stock, and this exchange subsequently was completed in September 2006. Additionally, Santa Monica Capital Partners, LLC exchanged its 4,229,268 units for 2,666,768 shares of the Company’s common stock. As a result of this transaction, the Company’s initial shareholders did not own any units or warrants.
     In April 2006 and March 2007, the Company and Santa Monica Capital Partners, LLC agreed to a private placement of units in connection with the Public Offering. The agreements call for Santa Monica Capital Partners, LLC to purchase 413,125 units at $8.00 per unit for $3,305,000, which includes the cancellation of the $305,000 loan made to the Company by Santa Monica Capital Partners, LLC, prior to the Public Offering. The proceeds of this Private Placement will be held in the Trust Account established for the Public Offering (Note 1).
7. Registration Rights
     The holders of the Company’s 3,538,125 issued and outstanding shares immediately prior to the completion of the offering, including the investor in the private placement, are entitled to registration rights covering the resale of their shares and the resale of their warrants and shares acquired upon exercise of their warrants. The holders of the majority of these shares are entitled to make up to two demands that the Company register their shares, warrants and shares that they are entitled to acquire upon the exercise of warrants. The holders of the majority of these shares can elect to exercise these registration rights at any time after the consummation of the Company’s initial business combination, subject to the transfer restrictions imposed by the lock-up agreements. In addition, these stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these securities are released from the restrictions imposed by the lock-up agreements. The Company will bear the expenses incurred in connection with the filing of any such registration statements. Pursuant to the registration rights agreement, these stockholders waive any claims to monetary damages for any failure by the Company to comply with the requirements of the registration rights agreement, provided the Company has used its best efforts to do so.
     In accordance with the Warrant Agreement related to the warrants, the Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such warrant shall not be entitled to exercise such warrant and in no event will the Company be required to net cash settle the warrant exercise. Consequently, the warrants may expire unexercised.
8. Stock Split
     In March 2006, the Company’s Board of Directors approved a split of the Company’s common stock. All share amounts presented in these financial statements and footnotes have been adjusted to reflect this split.